UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2012

Annual Repor  t

Legg Mason

Esemplia

Emerging Markets

Long-Short Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Esemplia Emerging Markets Long-Short Fund

Fund objective

The Fund seeks to provide long-term total return.

Fund name change

Prior to October 1, 2012, the Fund followed a different investment objective and investment strategies under the name Legg Mason Esemplia Emerging Markets Equity Fund.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Esemplia Emerging Markets Long-Short Fund for the twelve-month reporting period ended October 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

At its May 2012 meeting, the Board of Trustees of Legg Mason Partners Equity Trust approved changes to the Fund’s investment objective and investment policies and strategies, and an additional performance benchmark. All of these changes became effective on October 1, 2012.

Additionally, effective December 12, 2012, Stavros Triantafilidis, CFA, Michael Bourke and Eric Curiel, CFA, are the co-portfolio managers of the Fund. Messrs. Triantafilidis, Bourke and Curiel are primarily responsible for overseeing the day to day operation of the Fund and have the ultimate authority to make portfolio decisions.

Mr. Triantafilidis is a Principal, Head of Research and Portfolio Manager at Legg Mason International Equities Limited (trading under the name “Esemplia Emerging Markets”) (“Esemplia”) and has over 25 years of investment industry experience. He joined Esemplia in December 2012. Prior to joining Esemplia, Mr Triantafilidis was Head of Global Equities at Vontobel Asset Management from 2009 to 2012. Prior to that, he was Global Head of Equities at Swiss Reinsurance Company from 2003 to 2009. Mr. Bourke is a Portfolio Manager at Esemplia and has over 12 years of investment industry experience. He joined Esemplia in December 2012. Prior to joining Esemplia, Mr. Bourke was a Partner and Portfolio Manager at FPP Asset Management (formerly, Fabien Pictet and Partners) from December 2006 to September 2012. While at FPP Asset Management, Mr. Bourke was a Partner and Portfolio Manager within their Global Emerging Markets team. Mr. Curiel is a Portfolio Manager and Strategist at Esemplia and has over 12 years of investment industry experience. Mr. Curiel joined Esemplia’s predecessor firm in 2000 and has had various roles including country strategist, research analyst and portfolio manager during that time.

Legg Mason Esemplia Emerging Markets Long-Short Fund	III

For more information regarding these changes, please see the Fund’s prospectus.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 12, 2012

IV	Legg Mason Esemplia Emerging Markets Long-Short Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended October 31, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. According to the Commerce Department’s second estimate, GDP growth then moved to 2.7% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.9%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then moved higher, reaching 8.3% in July, before falling to 7.8% in September and ending the reporting period at 7.9% in October. However, the recent moderation in unemployment was partially due to people leaving the workforce and an increase in part-time workers.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 2.1% on a seasonally adjusted basis in October 2012 versus the previous month and they were 10.9% higher than in October 2011. In addition, the NAR reported that the median existing-home price for all housing types was $178,600 in October 2012, up 11.1% from October 2011. This marked the eighth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 1.4% in October, which represents a 5.4 month supply at the current sales pace. This represents the lowest inventory since February 2006.

The manufacturing sector overcame a soft patch that occurred in the summer of 2012 and improved toward the end of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii , after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas and, in some cases, fell back into a recession. In its October 2012 World Economic Outlook Update, after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Risks for a serious global slowdown are alarmingly high.” The IMF now projects that global growth will fall from 3.8% in 2011 to 3.3% in 2012. From a regional perspective, the IMF now anticipates 2012 growth will be -0.4% in the Eurozone. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that emerging market growth will fall from approximately 6.2% in 2011 to 5.3% in 2012. In particular, China’s economy is expected to grow 7.8% in 2012, versus 9.2% in 2011. Elsewhere, the IMF projects that growth in India will fall from 6.8% in 2011 to 4.9% in 2012.

Legg Mason Esemplia Emerging Markets Long-Short Fund	V

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, prior to the beginning of the reporting period, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, in September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates from 1.50% to 1.25% in November 2011. In December, the ECB lowered interest rates to 1.00%, equaling its all-time low at the time. In July 2012, the ECB then cut rates to 0.75%, a record low. Finally, in September the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

November 30, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

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Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. Prior to October 1, 2012, the Fund followed a different investment objective and investment strategies under the name Legg Mason Esemplia Emerging Markets Equity Fund. Effective October 1, 2012, the Fund seeks to provide long-term total return. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities and related instruments issued by, or tied economically to, companies in emerging markets. Generally, the Fund invests in a number of different countries. Under normal circumstances, the Fund invests in companies in at least eight markets and does not invest more than 25% of its assets in any one country. The Fund invests across a range of industries. The Fund may invest in securities of issuers of any market capitalization and in securities denominated in either U.S. dollars or foreign currencies.

The Fund pursues its investment objective by taking both long and short positions, primarily through equity securities (including exchange-traded funds (“ETFs”)) and equity-linked notes and the use of swap agreements, options, futures and other derivative instruments, and may invest in such instruments without limitation (subject to the Fund’s 80% investment policy). We may use derivative transactions or engage in short sales of equity securities to vary the Fund’s market exposure. Although the Fund intends to maintain an overall long position in its portfolio investments, the Fund generally expects to maintain significant short positions in equity securities and equity-related instruments. In certain circumstances, these short positions may approach or reach the size of the overall long position. In addition, at times the Fund’s short positions may hedge against all or most of its investment exposure to emerging market securities.

In allocating the Fund’s assets, we will use a “long-short” investment strategy that takes into consideration macroeconomic factors such as country risk and combines these with our assessment of stock level fundamentals (valuation metrics and earnings factors). We seek to identify companies in emerging market nations that the we believes are experiencing, or are expected to experience, better than average growth in earnings and are trading at attractive or reasonable valuation levels. The Fund may invest in the securities of large companies that offer prospects of long-term growth. However, because higher earnings growth rates are often achieved by small to medium sized companies, a significant portion of the Fund’s assets may be invested in the securities of such companies. We will engage in short sales of securities or take short positions through derivatives, including, but not limited to, short positions in equity-based swaps, stock index futures and options on securities, of companies that we believe are likely to decline in price, lose economic value or generally underperform or in order to hedge cyclical, currency, or country-specific risks.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Market conditions over the reporting period can certainly be described as volatile in nature. During the twelve-months ended October 31, 2012, the market (as measured by the MSCI Emerging Markets Indexi) returned 2.63%; however month-on-month (and intra-month) volatility has remained very high, driven by macro events (once again many emanating within the Developed Markets concerns in the U.S. and Europe). Over the reporting period we saw markets rise 8.82% (as at February 29, 2012) followed by a fall of -8.81% as of May 23, 2012. These market conditions have made it very difficult to produce consistent alpha given our ‘buy and hold’ investment style.

2	Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report

Fund overview (cont’d)

After seeing a brief rebound in investor appetite during October 2011, the market fell a further 7.8% during November / December 2011 driven by negative sentiment as concerns over the Euro crisis continued. The 2011 calendar year ended with the MSCI Emerging Markets Index falling 18.4%, significantly underperforming the MSCI Word Index’s return of -5.5% (although ~5% of the negative Emerging Markets return can be attributed to emerging market currency depreciations). Emerging Markets Equities (“EME”) 2011 poor performance relative to MSCI World Indexii was driven by inflation worries and monetary tightening impacting three heavy-weight countries (China, Brazil and India), and by the high-beta nature of the EME asset class in a mostly risk-off environment.

During the first quarter of 2012, EME gained a solid 14.1% while the MSCI World Index rose 11.6% as we saw a relief rally in January / February following the introduction of the European Central Bank’s (“ECB’”) Long-Term Refinancing Operations (“LTRO”) program, which assuaged markets’ concerns with regards to the stability of the European banking system. In March, EME was pushed down by weaknesses in the four BRIC (Brazil, Russia, India and China) countries and rekindling fears over the European periphery, in particular Spain. The rally seen in the first two months of the year was driven by markets such as India /Russia / Thailand and Hungary — all of which led the markets lower during 2011. Given the higher beta nature of the rally, our pro-cyclically positioned portfolio benefitted as two of our largest overweights were India and Russia.

The MSCI Emerging Markets Index lost 8.9% in the second quarter of 2012, thus giving back most of the gains accrued during the first quarter, and leaving the index up just 3.9% for the year. The quarter was once again dominated by events in the Eurozone and by signs that the world economy was losing momentum faster than previously anticipated. Within the asset class, earnings dynamics remained challenging, as revisions were negative and delivered earnings disappointing. With markets reacting to slower growth and rising systemic risks, it is not surprising that cyclical sectors suffered the most. Whilst we had used the rally in the first quarter to take profit and reduce the beta of the Fund, some of our key holdings within the Financials and Materials sectors drove performance lower.

Whilst we saw a lot of intra-month volatility, the third quarter of 2012 finished on a positive note as the third round of quantitative easing (“QE3”) announcement by the Federal Reserve Board (“Fed”)iii and the ECB’s introduction of the Outright Monetary Transactions (“OMT”) program aimed at supporting European sovereigns at times of market distress, which led to a mild relief rally. The more cyclical markets and sectors led the markets higher, with the MSCI Emerging Markets Index returning a respectable 6.1% for September 2012 and 7.7% for the quarter.

Q. How did we respond to these changing market conditions?

A. Our investment process relies on the generation of alpha signals derived at both country and stock levels. At the stock level, the alpha signals we generate are based on a combination of valuation and earning factors where as at the country level signals are generated as a result of the quantification and proper calibration of country risks.

During the reporting period we did not veer from our process and the medium/long term view of the asset class we held, being that the underlying fundamentals of the asset class remained strong, valuations attractive and growth dynamics positive; however we were cognisant that there could be short-term challenges / volatility driven by macro events. As we entered 2012, our pro-cyclical positioning benefitted performance during the rally seen in

Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	3

January / February; however as we looked to reduce the beta element of the portfolio, many of our holdings reacted negatively during the slowdown we saw in the following three months.

Our focus remained on prioritising those investment ideas that displayed higher quality of earnings and stronger balance sheets whilst at the same time being prompt and decisive about those positions whose investment thesis were deemed at risk.

At the stock level, our focus throughout the period remained on investing in companies that represent solid franchises and which are positioned to capitalize from continued demand from the domestic consumer. From a country allocation perspective, we reduced our overweight positions in India and Brazil, reflective of the macro challenges we saw within the respective economies (notably Government intervention across many industries). In terms of China, we continued to hold an overweight stance, looking to focus on companies that could benefit from increasing domestic demand. These include Consumer names such as Wynn Macau and Tingyi, Information Technology names including Tencent Holdings, and finally Health Care stocks such as Weigao. We have also been running an overweight position within Colombia, more specifically the Energy sector, as we see value in both Pacific Rubiales and Ecopetrol.

In terms of our current macro view, we expect EME to post modest returns in the coming quarters, as valuations are no longer distressed and earnings growth in our view would mildly accelerate. At the same time, global markets are likely to remain prone to “risk-on/risk-off” dynamics in the short-term due to the inherently frac tious nature of institution-building in Europe, despite the powerful backstop represented by the ECB’s OMT program.

Against this background, we expect EME to suffer bouts of volatility at times of market stress.

Q. Why did the investment strategy of the Fund change?

A. Over the years financial markets have evolved and new tools are now available to investment managers that allow greater flexibility to attempt to minimize risk and downside returns in portfolios. The enhancements made to this Fund were designed to increase the management team’s ability to use these tools to better navigate the current and future market environments.

Performance review

For the twelve months ended October 31, 2012, Class A shares of Legg Mason Esemplia Emerging Markets Long-Short Fund, excluding sales charges, returned -1.11%. The Fund’s unmanaged benchmark, the MSCI Emerging Markets Index and the new composite benchmark, the 50% MSCI Emerging Markets Index and 50% Citigroup 3-Month T-Bill Indexiv, returned 2.63% and 1.85%, respectively, for the same period. The Lipper Emerging Markets Funds Category Average1 returned 3.51% over the same time frame.

Performance Snapshot as of October 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Esemplia Emerging Markets Long-Short Fund:
Class A	-3.50%	-1.11%
Class B2	-3.95%	-1.86%
Class C	-3.91%	-1.87%
Class I	-3.24%	-0.47%
MSCI Emerging Markets Index	-1.25%	2.63%
50% MSCI Emerging Markets Index and 50% Citigroup 3-Month T-Bill Index.	-0.36%	1.85%
Lipper Emerging Markets Funds Category Average[1]	-1.33%	3.51%

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 550 funds for the six-month period and among the 510 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]	All outstanding Class B shares of the Fund will be converted into Class A shares of the Fund, at the close of business on December 14, 2012.

4	Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report

Fund overview (cont’d)

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Prior to October 1, 2012, the Fund followed a different investment objective and investment strategies under the name Legg Mason Esemplia Emerging Markets Equity Fund.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2012, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 3.15%, 4.83%, 3.92% and 2.74%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 2.00% for Class A shares, 2.75% for Class B shares, 2.75% for Class C shares and 1.35% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The leading contributors to performance over the period came primarily from stock selection, with names in South Korea (Samsung Electronics / Hyundai Motor), Chile (Falabella / Entel) and Taiwan (Delta Electronics / Largan) leading the way. Our average underweight position within the Energy sector and overweight Health Care also contributed positively to performance.

Q. What were the leading detractors from performance?

A. After capturing decent alpha during the first quarter of 2012, we were unable to sustain that outperformance; whilst we reduced risk within the portfolio in terms of beta and volatility, it came somewhat too late. The key drivers of underperformance, however, were at a stock level, notably ENRC (Kazakhstan, Energy), African Minerals (Sierra Leone, Energy) and X5 Retail (Russia, Consumer Staples). From a sector perspective, our key Financials holdings (Banco Do Brasil / Itau Unibanco / ABSA Group) significantly underperformed the broader Index, leading to further alpha detraction. Finally, not holding any securities in Turkey (one of the best performing markets) over the period as well as a cash drag of ~80bps led our performance lower.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	5

Thank you for your investment in Legg Mason Esemplia Emerging Markets Long-Short Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Legg Mason International Equities Limited

November 20, 2012

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. An increase in interest rates will reduce the value of fixed income securities. The Fund will employ short selling strategies, which are speculative. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2012 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2012 were: Samsung Electronics Co., Ltd. (3.0%), Sberbank of Russia, ADR (1.7%), Rosneft Oil Co., GDR (1.6%), Itau Unibanco Banco Multiple SA, ADR (1.6%), China Mobile (Hong Kong) Ltd. (1.5%), Ecopetrol SA, ADR (1.5%), Shinhan Financial Group Co., Ltd. (1.4%), Foschini Ltd. (1.4%), Mexichem SA de CV (1.4%) and Severstal, GDR (1.4%). Please refer to pages 10 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2012 were: Financials (14.5%), Information Technology (10.0%), Energy (8.2%), Materials (8.1%) and Consumer Discretionary (8.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

ii	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

6	Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2012 and October 31, 2011 and does not include derivatives such as, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2012 and held for the six months ended October 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]
Class A	-3.50%	$1,000.00	$965.00	2.00%	$9.88	Class A	5.00%	$1,000.00	$1,015.08	2.00%	$10.13
Class B	-3.95	1,000.00	960.50	2.75	13.55	Class B	5.00	1,000.00	1,011.31	2.75	13.90
Class C	-3.91	1,000.00	960.90	2.75	13.55	Class C	5.00	1,000.00	1,011.31	2.75	13.90
Class I	-3.24	1,000.00	967.60	1.35	6.68	Class I	5.00	1,000.00	1,018.35	1.35	6.85

[1]	For the six months ended October 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns	Class A	Class B	Class C	Class I
Without sales charges[1]
Twelve Months Ended 10/31/12	-1.11%	-1.86%	-1.87%	-0.47%
Five Years Ended 10/31/12	-6.65	-7.49	-7.47	-5.88
Inception* through 10/31/12	7.55	5.08	5.02	8.30

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 10/31/12	-6.78%	-6.69%	-2.84%	-0.47%
Five Years Ended 10/31/12	-7.75	-7.65	-7.47	-5.88
Inception* through 10/31/12	6.74	5.08	5.02	8.30

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 1/5/05 through 10/31/12)	76.76%
Class B (Inception date of 8/11/05 through 10/31/12)	43.02
Class C (Inception date of 9/7/05 through 10/31/12)	41.94
Class I (Inception date of 1/3/05 through 10/31/12)	86.62

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year after purchase payment until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and I shares are January 5, 2005, August 11, 2005, September 7, 2005 and January 3, 2005, respectively.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Esemplia Emerging Markets Long-Short Fund‡ vs. MSCI Emerging Markets Index and the Composite Benchmark consisting of 50% MSCI Emerging Markets Index and 50% Citigroup 3-Month T-Bill Index† — January 5, 2005 - October 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares at inception on January 5, 2005, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2012. The hypothetical illustration also assumes a $10,000 investment in the MSCI Emerging Markets Index and the Composite Benchmark consisting of 50% MSCI Emerging Markets Index and 50% Citigroup 3-Month T-Bill Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Citigroup 3-Month U.S. Treasury Bill Index is generally representative of the average yield of 3-month U.S. Treasury bills. These Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	Prior to October 1, 2012, the Fund followed a different investment objective and investment strategies under the name Legg Mason Esemplia Emerging Markets Equity Fund.

10	Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report

Schedule of investments

October 31, 2012

Legg Mason Esemplia Emerging Markets Long-Short Fund

Security	Shares	Value
Common Stocks — 68.3%
Consumer Discretionary — 8.0%
Auto Components — 1.0%
Hyundai Mobis	810	$206,474
Automobiles — 1.1%
Hyundai Motor Co.	1,074	221,083
Food & Staples Retailing — 0.7%
Wal-Mart de Mexico SAB de CV	51,800	152,425
Hotels, Restaurants & Leisure — 1.9%
Genting Berhad	49,600	144,110
Wynn Macau Ltd.	87,200	247,534
Total Hotels, Restaurants & Leisure		391,644
Media — 0.6%
Naspers Ltd.	1,883	122,247
Multiline Retail — 1.3%
S.A.C.I. Falabella	26,449	271,279
Specialty Retail — 1.4%
Foschini Ltd.	19,837	288,015
Total Consumer Discretionary		1,653,167
Consumer Staples — 6.4%
Beverages — 1.9%
Coca-Cola Femsa SA de CV, ADR	1,395	178,435
Fomento Economico Mexicano SA de CV, ADR	2,248	203,691
Total Beverages		382,126
Food & Staples Retailing — 0.9%
Almacenes Exito S.A.	2,483	47,335
Almacenes Exito S.A., GDR	7,968	148,812	(a)
Total Food & Staples Retailing		196,147
Food Products — 1.0%
Tingyi (Cayman Islands) Holding Corp.	70,000	208,644
Personal Products — 1.9%
Hengan International Group Co., Ltd.	24,400	222,904
Natura Cosmeticos SA	6,700	178,629
Total Personal Products		401,533
Tobacco — 0.7%
British American Tobacco PLC	2,852	142,879
Total Consumer Staples		1,331,329

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	11

Legg Mason Esemplia Emerging Markets Long-Short Fund

Security	Shares	Value
Energy — 8.2%
Oil, Gas & Consumable Fuels — 8.2%
Cairn India Ltd.	13,913	$87,158	*
China Shenhua Energy Co., Ltd., Class H Shares	48,000	204,386
CNOOC Ltd.	97,000	201,258
Ecopetrol SA, ADR	5,113	302,741
Pacific Rubiales Energy Corp.	9,560	224,845
PTT Public Co., Ltd.	18,200	188,829	(b)
Rosneft Oil Co., GDR	45,300	335,220	(a)
Tullow Oil PLC	6,695	151,689
Total Energy		1,696,126
Financials — 12.9%
Commercial Banks — 12.3%
ABSA Group Ltd.	14,024	225,144
Agricultural Bank of China, Class H Shares	440,000	190,192
Axis Bank Ltd.	10,294	226,173
Banco do Brasil SA	17,400	185,647
China Construction Bank, Class H Shares	267,870	202,198
Credicorp Ltd.	2,068	267,475
Industrial & Commercial Bank of China Ltd., Class H Shares	299,975	198,563
PT Bank Mandiri	172,500	148,165
PT Bank Rakyat Indonesia	204,000	157,168
Sberbank of Russia	29,796	87,302	(b)
Sberbank of Russia, ADR	30,260	355,858
Shinhan Financial Group Co., Ltd.	8,685	298,233
Total Commercial Banks		2,542,118
Insurance — 0.6%
Samsung Fire & Marine Insurance Co., Ltd.	511	111,749
Total Financials		2,653,867
Health Care — 1.9%
Health Care Equipment & Supplies — 0.9%
Shandong Weigao Group Medical Polymer Co. Ltd., Class H Shares	140,000	189,315
Pharmaceuticals — 1.0%
Genomma Lab Internacional SA, Class B Shares	101,000	202,092	*
Total Health Care		391,407
Industrials — 4.7%
Airlines — 1.2%
AirAsia Berhad	247,000	245,703

See Notes to Financial Statements.

12	Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Legg Mason Esemplia Emerging Markets Long-Short Fund

Security	Shares	Value
Construction & Engineering — 0.6%
Empresas ICA SA de CV	54,500	$117,791	*
Machinery — 0.6%
Weg SA	11,400	130,948
Road & Rail — 0.6%
Globaltrans Investment PLC, GDR	6,225	115,162
Transportation Infrastructure — 1.7%
Companhia de Concessoes Rodoviarias	18,700	164,438
Grupo Aeroportuario del Sureste SA de CV, ADR	1,764	170,350
Grupo Aeroportuario del Sureste SA de CV, Series B Shares	1,700	16,427
Total Transportation Infrastructure		351,215
Total Industrials		960,819
Information Technology — 10.0%
Communications Equipment — 1.1%
AAC Technologies Holdings Inc.	62,500	224,595
Electronic Equipment, Instruments & Components — 3.1%
Delta Electronics Inc.	66,000	225,479
Largan Precision Co., Ltd.	9,000	191,630
TPK Holding Co., Ltd.	13,000	163,321
TPK Holding Co., Ltd.	3,858	48,495	*(a)(b)
Total Electronic Equipment, Instruments & Components		628,925
Internet Software & Services — 1.7%
Baidu.com Inc., ADR	1,313	139,992	*
Tencent Holdings Ltd.	6,100	216,135
Total Internet Software & Services		356,127
Semiconductors & Semiconductor Equipment — 4.1%
Samsung Electronics Co., Ltd.	519	623,409
Taiwan Semiconductor Manufacturing Co., Ltd.	74,000	224,692
Total Semiconductors & Semiconductor Equipment		848,101
Total Information Technology		2,057,748
Materials — 8.1%
Chemicals — 1.4%
Mexichem SA de CV	57,281	283,911
Metals & Mining — 6.7%
African Minerals Ltd.	21,066	92,892	*
AngloGold Ashanti Ltd.	4,808	159,961
Gold Fields Ltd.	8,086	99,832
Gold Fields Ltd., ADR	7,692	96,227
Hindalco Industries Ltd.	82,490	178,949

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	13

Legg Mason Esemplia Emerging Markets Long-Short Fund

Security			Shares	Value
Metals & Mining — continued
Polymetal International PLC			8,991	$161,633
POSCO			640	201,577
Severstal, GDR			23,284	282,435	(a)
Sterlite Industries India Ltd., ADR			14,090	105,534
Total Metals & Mining				1,379,040
Total Materials				1,662,951
Telecommunication Services — 6.6%
Diversified Telecommunication Services — 1.1%
PT XL Axiata Tbk			316,500	225,718
Wireless Telecommunication Services — 5.5%
America Movil SAB de CV, Series L Shares, ADR			5,728	144,861
Axiata Group Berhad			84,100	180,293
China Mobile (Hong Kong) Ltd.			28,500	315,888
Empresa Nacional de Telecomunicaciones S.A.			12,645	257,552
MTN Group Ltd.			13,658	246,267
Total Wireless Telecommunication Services				1,144,861
Total Telecommunication Services				1,370,579
Utilities — 1.5%
Electric Utilities — 0.7%
Transmissora Alianca de Energia Eletrica SA			4,700	155,043
Independent Power Producers & Energy Traders — 0.8%
Tractebel Energia SA			9,600	165,432
Total Utilities				320,475
Total Common Stocks (Cost — $12,394,932)				14,098,468
Preferred Stocks — 2.3%
Financials — 1.6%
Commercial Banks — 1.6%
Itau Unibanco Banco Multiple SA, ADR			22,399	326,577
Utilities — 0.7%
Electric Utilities — 0.7%
Companhia Energetica de Minas Gerais			11,900	142,375
Total Preferred Stocks (Cost — $320,399)				468,952

	Expiration Date	Contracts
Purchased Options — 0.3%
iShares MSCI Emerging Markets, Put @ $41.00 (Cost — $80,000)	11/16/12	100,000		67,000
Total Investments — 70.9% (Cost — $12,795,331#)				14,634,420
Other Assets in Excess of Liabilities — 29.1%				5,999,861
Total Net Assets — 100.0%				$20,634,281

See Notes to Financial Statements.

14	Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Legg Mason Esemplia Emerging Markets Long-Short Fund

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $13,054,594.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
iShares MSCI Emerging Markets, Put	11/16/12	$37.00	200,000	$12,000
iShares MSCI Emerging Markets, Put	12/21/12	36.00	200,000	44,000
Total Written Options (Premiums received — $70,000)				$56,000

Summary of Investments by Country† (unaudited)
South Korea	11.4%
Mexico	10.1
Brazil	9.9
South Africa	8.5
China	8.3
Russia	7.2
Cayman Islands	7.1
Taiwan	5.8
India	4.1
Malaysia	3.9
Indonesia	3.6
Chile	3.6
Hong Kong	3.5
Colombia	3.4
United Kingdom	2.0
Peru	1.8
Canada	1.5
Thailand	1.3
Jersey	1.1
Cyprus	0.8
Bermuda	0.6
United States	0.5
100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of October, 31, 2012 and are subject to change.

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	15

Statement of assets and liabilities

October 31, 2012

Assets:
Investments, at value (Cost — $12,795,331)	$14,634,420
Foreign currency, at value (Cost — $194,910)	195,098
Deposits with brokers for swap contracts	7,240,000
Receivable for Fund shares sold	141,129
Swaps, at value	109,771
Receivable from investment manager	20,252
Dividends receivable	5,427
Receivable for open swap contracts	43
Prepaid expenses	28,326
Total Assets	22,374,466

Liabilities:
Due to custodian	1,406,500
Swaps, at value	114,660
Written options, at value (premiums received — $70,000)	56,000
Payable for Fund shares repurchased	48,683
Service and/or distribution fees payable	5,347
Payable for open swap contracts	2,011
Swap dividend payable	2,346
Accrued expenses	104,638
Total Liabilities	1,740,185
Total Net Assets	$20,634,281

Net Assets:
Par value (Note 7)	$13
Paid-in capital in excess of par value	30,166,146
Overdistributed net investment income	(70,999)
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(11,309,111)
Net unrealized appreciation on investments, written options, swap contracts and foreign currencies	1,848,232
Total Net Assets	$20,634,281

See Notes to Financial Statements.

16	Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report

Statement of assets and liabilities (cont’d)

October 31, 2012

Shares Outstanding:
Class A	996,285
Class B	104,993
Class C	73,992
Class I	149,578

Net Asset Value:
Class A (and redemption price)	$15.98
Class B*	$12.66
Class C*	$12.53
Class I (and redemption price)	$16.45
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$16.95

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	17

Statement of operations

For the Year Ended October 31, 2012

Investment Income:
Dividends	$546,060
Interest	692
Less: Foreign taxes withheld	(59,775)
Total Investment Income	486,977

Expenses:
Investment management fee (Note 2)	194,455
Transfer agent fees (Note 5)	146,444
Legal fees	79,502
Service and/or distribution fees (Notes 2 and 5)	70,611
Custody fees	69,793
Registration fees	55,086
Audit and tax	54,884
Shareholder reports	30,638
Fund accounting fees	2,085
Insurance	2,039
Trustees’ fees	1,754
Miscellaneous expenses	4,479
Total Expenses	711,770
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(251,100)
Net Expenses	460,670
Net Investment Income	26,307

Realized and Unrealized Gain (Loss) on Investments, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,012,498)	*
Swap contracts	(18,298)
Foreign currency transactions	(54,447)
Net Realized Loss	(1,085,243)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	530,995
Written options	14,000
Swap contracts	(4,889)
Foreign currencies	(7,316)
Change in Net Unrealized Appreciation (Depreciation)	532,790
Net Loss on Investments, Written Options, Swap Contracts and Foreign Currency Transactions	(552,453)
Decrease in Net Assets from Operations	$(526,146)

*	Net of accrued foreign capital gains tax of $8,538.

See Notes to Financial Statements.

18	Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2012	2011

Operations:
Net investment income	$26,307	$89,531
Net realized loss	(1,085,243)	(1,360,241)
Change in net unrealized appreciation (depreciation)	532,790	(10,785,660)
Decrease in Net Assets From Operations	(526,146)	(12,056,370)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(401,531)	—
Decrease in Net Assets From Distributions to Shareholders	(401,531)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	8,498,078	24,523,738
Reinvestment of distributions	347,633	—
Cost of shares repurchased	(13,161,131)	(41,698,650)
Decrease in Net Assets From Fund Share Transactions	(4,315,420)	(17,174,912)
Decrease in Net Assets	(5,243,097)	(29,231,282)

Net Assets:
Beginning of year	25,877,378	55,108,660
End of year*	$20,634,281	$25,877,378
* Includes (overdistributed)/undistributed net investment income, respectively, of:	$(70,999)	$222,605

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$16.45	$19.63	$15.98	$9.96	$25.71

Income (loss) from operations:
Net investment income	0.02	0.04	0.00 [2]	0.03	0.14
Net realized and unrealized gain (loss)	(0.23)	(3.22)	3.65	6.14	(13.65)
Total income (loss) from operations	(0.21)	(3.18)	3.65	6.17	(13.51)

Less distributions from:
Net investment income	(0.26)	—	—	(0.15)	(0.04)
Net realized gains	—	—	—	—	(2.20)
Total distributions	(0.26)	—	—	(0.15)	(2.24)

Net asset value, end of year	$15.98	$16.45	$19.63	$15.98	$9.96
Total return[3]	(1.11)%	(16.20)%	22.84%	63.01%	(57.27)%

Net assets, end of year (000s)	$15,917	$20,232	$47,517	$34,356	$35,031

Ratios to average net assets:
Gross expenses	3.06%	1.84%	1.85%	2.12%	1.59%
Net expenses[4,5]	2.00 [6]	1.81 [6]	1.85	2.00 [6]	1.55 [6]
Net investment income	0.13	0.21	0.02	0.25	0.74

Portfolio turnover rate	88%	94%	88%	138%	75%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class B Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$13.09	$15.77	$12.95	$8.08	$21.48

Income (loss) from operations:
Net investment loss	(0.09)	(0.12)	(0.13)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	(0.17)	(2.56)	2.95	4.98	(11.13)
Total income (loss) from operations	(0.26)	(2.68)	2.82	4.93	(11.20)

Less distributions from:
Net investment income	(0.17)	—	—	(0.06)	—
Net realized gains	—	—	—	—	(2.20)
Total distributions	(0.17)	—	—	(0.06)	(2.20)

Net asset value, end of year	$12.66	$13.09	$15.77	$12.95	$8.08
Total return[2]	(1.86)%	(16.99)%	21.78%	61.60%	(57.74)%

Net assets, end of year (000s)	$1,329	$1,842	$2,402	$1,867	$1,018

Ratios to average net assets:
Gross expenses	4.38%	3.52%	3.28%	3.99%	3.30%
Net expenses[3,4,5]	2.75	2.75	2.75	2.75	2.75
Net investment loss	(0.69)	(0.80)	(0.91)	(0.50)	(0.43)

Portfolio turnover rate	88%	94%	88%	138%	75%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$12.96	$15.61	$12.81	$7.99	$21.27

Income (loss) from operations:
Net investment loss	(0.08)	(0.13)	(0.10)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	(0.18)	(2.52)	2.90	4.93	(11.02)
Total income (loss) from operations	(0.26)	(2.65)	2.80	4.88	(11.08)

Less distributions from:
Net investment income	(0.17)	—	—	(0.06)	—
Net realized gains	—	—	—	—	(2.20)
Total distributions	(0.17)	—	—	(0.06)	(2.20)

Net asset value, end of year	$12.53	$12.96	$15.61	$12.81	$7.99
Total return[2]	(1.87)%	(16.98)%	21.86%	61.69%	(57.74)%

Net assets, end of year (000s)	$927	$1,265	$2,109	$959	$521

Ratios to average net assets:
Gross expenses	3.54%	2.80%	2.84%	3.43%	3.22%
Net expenses[3,4,5]	2.75	2.70	2.73	2.75	2.75
Net investment loss	(0.67)	(0.83)	(0.75)	(0.48)	(0.37)

Portfolio turnover rate	88%	94%	88%	138%	75%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$16.93	$20.11	$16.29	$10.13	$25.78

Income (loss) from operations:
Net investment income	0.13	0.12	0.10	0.12	0.19
Net realized and unrealized gain (loss)	(0.25)	(3.30)	3.72	6.23	(13.50)
Total income (loss) from operations	(0.12)	(3.18)	3.82	6.35	(13.31)

Less distributions from:
Net investment income	(0.36)	—	—	(0.19)	(0.14)
Net realized gains	—	—	—	—	(2.20)
Total distributions	(0.36)	—	—	(0.19)	(2.34)

Net asset value, end of year	$16.45	$16.93	$20.11	$16.29	$10.13
Total return[2]	(0.47)%	(15.81)%	23.45%	64.06%	(56.48)%

Net assets, end of year (000s)	$2,461	$2,538	$3,081	$1,375	$318

Ratios to average net assets:
Gross expenses	2.51%	1.70%	1.83%	1.55%	1.18%
Net expenses[3,4,5]	1.35	1.35	1.35	1.35	1.15
Net investment income	0.83	0.64	0.56	0.88	0.91

Portfolio turnover rate	88%	94%	88%	138%	75%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Esemplia Emerging Markets Long-Short Fund (formerly Legg Mason Esemplia Emerging Markets Equity Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party

24	Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report

Notes to financial statements (cont’d)

pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	25

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Energy	$1,507,297	$188,829	—	$1,696,126
Financials	2,566,565	87,302	—	2,653,867
Information technology	2,009,253	48,495	—	2,057,748
Other common stocks	7,690,727	—	—	7,690,727
Preferred stocks	468,952	—	—	468,952
Purchased options	67,000	—	—	67,000
Total investments	$14,309,794	$324,626	—	$14,634,420
Other financial instruments:
Total return swaps	—	109,771	—	109,771
Total	$14,309,794	$434,397	—	$14,744,191

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$56,000	—	—	$56,000
Total return swaps	—	$114,660	—	114,660
Total	$56,000	$114,660	—	$170,660

†	See Schedule of Investments for additional detailed categorizations.

For the year ended October 31, 2012, as a result of fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2012, securities valued at $3,747,305 were transferred from Level 2 to Level 1 within the fair value hierarchy.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that

26	Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report

Notes to financial statements (cont’d)

any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the

Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	27

option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

For average notional amounts of swaps held during the year ended October 31, 2012, see Note 4.

28	Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report

Notes to financial statements (cont’d)

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of October 31, 2012, the Fund held written options and total return swaps with credit related contingent features which had a liability position of $170,660. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivative counterparties. As of October 31, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $7,240,000 which could be used to reduce the required payment.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The

Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	29

cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indian and Thai securities held by the Fund are subject to capital gains tax in those countries.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$98,345	—	$(98,345)
(b)	(16,725)	$16,725	—

(a)	Reclassifications are primarily due to a tax net operating loss.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of swaps.

30	Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason International Equities Limited (trading under the name “Esemplia Emerging Markets”) (“Esemplia”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Esemplia and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at the annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Esemplia and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class B, Class C and Class I shares did not exceed 2.00%, 2.75%, 2.75% and 1.35%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the year ended October 31, 2012, fees waived and/or expenses reimbursed amounted to $251,100.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines

Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	31

by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2012, LMIS and its affiliates received sales charges of $17,995 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$1	$5,325	$48

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$19,531,788
Sales	30,290,075

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,218,437
Gross unrealized depreciation	(638,611)
Net unrealized appreciation	$1,579,826

During the year ended October 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2011	—	—
Options written	400,000	$70,000
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of October 31, 2012	400,000	$70,000

32	Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report

Notes to financial statements (cont’d)

At October 31, 2012, the Fund held the following total return swap contracts:

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc.	$103,552	12/19/13	Monthly Federal Funds Effective Rate†	Samsung SDI Co., Ltd.‡	—	$11,599
Morgan Stanley & Co. Inc.	149,351	10/2/14	Monthly Federal Funds Effective Rate†	Asustek Computer Inc.‡	—	(654)
Morgan Stanley & Co. Inc.	209,039	12/19/13	Monthly Federal Funds Effective Rate†	Total Access Communication Public Co., Ltd.‡	—	8,357	*
Morgan Stanley & Co. Inc.	930,436	10/6/14	Monthly Federal Funds Effective Rate†	Magnit‡	—	(41,412)
Morgan Stanley & Co. Inc.	867,868	10/6/14	Magnit‡	Monthly Federal Funds Effective Rate†	—	17,956
Morgan Stanley & Co. Inc.	201,174	10/6/14	Monthly Federal Funds Effective Rate†	CITIC Securities Co., Ltd.‡	—	(10,827)
Morgan Stanley & Co. Inc.	149,672	10/2/14	Monthly Federal Funds Effective Rate†	LG Chem Ltd.‡	—	9,382
Morgan Stanley & Co. Inc.	181,666	10/2/14	Monthly Federal Funds Effective Rate†	Orion Corp.‡	—	(6,120)
Morgan Stanley & Co. Inc.	205,879	10/2/14	Monthly Federal Funds Effective Rate†	China Steel Corp.‡	—	5,680
Morgan Stanley & Co. Inc.	225,140	10/6/14	Monthly Federal Funds Effective Rate†	Corpbanca‡	—	(26,728)
Morgan Stanley & Co. Inc.	261,800	10/6/14	Monthly Federal Funds Effective Rate†	Minera Frisco SAB de CV‡	—	15,457
Morgan Stanley & Co. Inc.	188,597	10/11/13	Monthly Federal Funds Effective Rate†	X5 Retail Group NV‡	—	8,572
Morgan Stanley & Co. Inc.	208,380	10/17/13	Monthly Federal Funds Effective Rate†	Ultrapar Participacoes SA‡	—	80
Morgan Stanley & Co. Inc.	204,812	10/2/14	Monthly Federal Funds Effective Rate†	Charoen Pokphand Foods Public Co., Ltd.‡	—	(8,298)
Morgan Stanley & Co. Inc.	314,875	10/6/14	Monthly Federal Funds Effective Rate†	Powszechna Kasa Oszczednosci Bank Polski SA‡	—	17,519
Morgan Stanley & Co. Inc.	317,205	10/6/14	Monthly Federal Funds Effective Rate†	Bank Pekao SA‡	—	14,701
Morgan Stanley & Co. Inc.	323,979	10/19/13	Monthly Federal Funds Effective Rate†	Cia. Hering‡	—	(20,621)
Morgan Stanley & Co. Inc.	379,582	10/20/14	Monthly Federal Funds Effective Rate†	Minerva SA‡	—	468
Total	$5,423,007				—	$(4,889)

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	33

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below are tables, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2012.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$67,000
Swap contracts	109,771
Total	$176,771

LIABILITY DERIVATIVES[1]
Equity Risk
Written options	$56,000
Swap contracts	114,660
Total	$170,660

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(22,000)
Swap contracts	(18,298)
Total	$(40,298)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(13,000)
Written options	14,000
Swap contracts	(4,889)
Total	$(3,889)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

34	Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report

Notes to financial statements (cont’d)

During the year ended October 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$5,154
Written options	4,308

Average Notional Balance
Total return swap contracts	$639,328

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$44,169	$114,750
Class B	15,510	18,888
Class C	10,932	4,072
Class I	—	8,734
Total	$70,611	$146,444

For the year ended October 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$187,426
Class B	25,331
Class C	8,615
Class I	29,728
Total	$251,100

6. Distributions to shareholders by class

	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Investment Income:
Class A	$308,967	—
Class B	22,708	—
Class C	16,283	—
Class I	53,573	—
Total	$401,531	—

Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	35

7. Shares of beneficial interest

At October 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	454,397	$7,144,502	1,113,911	$21,767,618
Shares issued on reinvestment	20,617	295,441	—	—
Shares repurchased	(709,001)	(11,008,174)	(2,304,016)	(38,231,056)
Net decrease	(233,987)	$(3,568,231)	(1,190,105)	$(16,463,438)

Class B
Shares sold	10,041	$129,760	49,824	$783,494
Shares issued on reinvestment	1,985	22,683	—	—
Shares repurchased	(47,747)	(604,843)	(61,394)	(950,264)
Net decrease	(35,721)	$(452,400)	(11,570)	$(166,770)

Class C
Shares sold	8,237	$101,468	18,092	$273,901
Shares issued on reinvestment	1,405	15,891	—	—
Shares repurchased	(33,268)	(413,031)	(55,587)	(818,777)
Net decrease	(23,626)	$(295,672)	(37,495)	$(544,876)

Class I
Shares sold	69,764	$1,122,348	84,593	$1,698,725
Shares issued on reinvestment	928	13,618	—	—
Shares repurchased	(71,020)	(1,135,083)	(87,909)	(1,698,553)
Net increase (decrease)	(328)	$883	(3,316)	$172

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2012	2011
Distributions paid from:
Ordinary income	$401,531	—

36	Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report

Notes to financial statements (cont’d)

As of October 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(11,049,848)
Other book/tax temporary differences(a)	(70,999)
Unrealized appreciation (depreciation)(b)	1,588,969
Total accumulated earnings (losses) — net	$(9,531,878)

*	As of October 31, 2012, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$(1,327,234)**
10/31/2017	(7,873,644)
10/31/2019	(1,848,970)
$(11,049,848)

These amounts will be available to offset any future taxable capital gains.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short -term under previous law.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2012 Annual Report	37

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Esemplia Emerging Markets Long-Short Fund (formerly Legg Mason Esemplia Emerging Markets Equity Fund), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Esemplia Emerging Markets Long-Short Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2012

38	Legg Mason Esemplia Emerging Markets Long-Short Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Esemplia Emerging Markets Long-Short Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason Esemplia Emerging Markets Long-Short Fund	39

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

40	Legg Mason Esemplia Emerging Markets Long-Short Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason Esemplia Emerging Markets Long-Short Fund	41

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	157
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

42	Legg Mason Esemplia Emerging Markets Long-Short Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Legg Mason Esemplia Emerging Markets Long-Short Fund	43

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

44	Legg Mason Esemplia Emerging Markets Long-Short Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2012:

Record date:	12/27/2011
Payable date:	12/28/2011
Ordinary income:
Qualified dividend income for individuals	100.00%
Foreign source income	76.38	%*
Foreign taxes paid per share	$0.061817

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Legg Mason Esemplia

Emerging Markets Long-Short Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason International Equities Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Esemplia Emerging Markets Long-Short Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Esemplia Emerging Markets Long-Short Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Legg Mason Esemplia Emerging Markets Long-Short Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD03333 12/12 SR12-1810

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2011 and October 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $325,225 in 2011 and $1,215,710 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $8,000 in 2011 and $11,000 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $60,550 in 2011 and $65,500 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 27, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date:	December 27, 2012